MANAGERS AMG FUNDS

GW&K Small Cap Equity Fund

(formerly GW&K Multi-Cap Equity Fund)

Supplement dated August 26, 2009 to the

Prospectus dated July 27, 2009

The information supplements and supersedes any information to the contrary relating to the GW&K Small-Cap Equity Fund (the “Fund”), a series of Managers AMG Funds, contained in the Fund’s prospectus dated July 27, 2009.

Effective immediately, the “Calendar Year Total Returns as of 12/31/08” bar chart under the section titled “Past Performance of Other GW&K Small Cap Equity Accounts” on page 16 of the Prospectus is hereby corrected as follows:

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE